CO-BRANDED FREE ISP AGREEMENT

This CO-BRANDED FREE ISP AGREEMENT (the "Agreement") is made and entered into as of November 30, 1999 by and between Spin Media Network, Inc. ("Spinway"), a California Corporation, having its principal place of business at 925 Commercial Street, Palo Alto, California 94303 and Nettaxi, Inc. ("Nettaxi"), a Nevada corporation, with offices at 1696 Dell Avenue, Campbell, CA 95008.

                                    PREAMBLE

     WHEREAS, Nettaxi owns and operates a Website, located at http://www.Nettaxi.com;

     WHEREAS, Spinway is an advertising solution and co-branded free Internet ServiceProvider ("ISP") who owns and operates a service that allows consumers To receive free access to the Internet (the "Spinway Service");

     WHEREAS, Nettaxi and Spinway will offer Nettaxi's users the ability to use The Internet for free;

     NOW, THEREFORE, Nettaxi and Spinway hereby agree, for and in consideration Of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, as follows:


                                    AGREEMENT

     1.  NETTAXI  OBLIGATIONS

               1.1  Promote  the Spinway Service on  Nettaxi.  Nettaxi  will  in
                    ----------------------------------------
good faith actively and affirmatively market and promote the Spinway Service as set forth in SCHEDULE A.
                -----------

               1.2  Use of Spinway Service. Nettaxi agrees to  use  the  Spinway
                   -----------------------
Service only for the benefit of Nettaxi's users and shall not make use of the Spinway Service for any other purpose.

     2.  SPINWAY  OBLIGATIONS

               2.1  Provide Nationwide Access. Spinway shall provide  nationwide
                    -------------------------
free Internet access to users of Nettaxi and to consumers that Spinway markets to in conformance with SCHEDULE B
                                   ------------

     3.  REVENUE  SHARE

               3.1  Revenue.  The  sharing of advertising revenue shall  be  as
                    -------
set  forth  in  SCHEDULE  A.
                -----------

     4.  TRADEMARK  LICENSES  AND  RESTRICTIONS

               4.1  License Grants. During the  term  of  this  Agreement,  each
                    --------------
party(the "Licensor") grants to the other party (the "Licensee") a nonexclusive, worldwide and nontransferable license (without the right to sublicense) to use the trademarks, images, text, symbols, etc. owned and used by Licensor (the "Licensor Marks") only for the purposes set forth in this Agreement. Spinway, as Licensee, may also use Licensor Marks of Nettaxi in connection with Spinway's marketing and promotion of the service (including the preparation and distribution of printed materials). Both parties' use of the other's Marks shall be in compliance with the other party's trademark usage guidelines, as amended from time to time, a copy of which will be provided promptly following the execution of this Agreement. Except as set forth herein, no right, title, license, or interest in any Marks is intended to be given to or acquired by the execution of or the performance of this Agreement. Neither party shall use the Marks of the other for any purpose or activity except as expressly authorized or contemplated herein. Licensee acknowledges that Licensor is the sole and exclusive owner of all trademarks, service marks, copyrights and other intellectual property of any kind in the Licensor Marks. Licensee agrees that (i) it shall do nothing inconsistent with such ownership either during the term of the Agreement or afterwards; (ii) it shall take no action that shall interfere with or diminish Licensor's right in the Licensor Marks.

               4.2  Quality Assurance and Ownership.  Licensor  shall  have  the
                    -------------------------------
right to review Licensee's use of the Licensor's Marks. If Licensor disapproves of Licensee's use of the Licensor's Marks, Licensor shall notify Licensee in writing detailing Licensor's concerns. Licensee shall provide an edited specimen of Licensee's use of such Licensor Marks which addresses Licensor's concerns to Licensor for review within thirty (30) days from the date of notice from Licensor. Each party, as Licensee, acknowledges that Licensor is the sole and exclusive owner of the Licensor Marks and that Licensees use of the Licensor Marks will not create any right, title or interest in such Licensor Marks in Licensee. Except as prohibited by law, Licensee agrees that it will do nothing inconsistent with such ownership, either during the term of this Agreement or afterwards. Licensee agrees that its use of the Licensor Marks shall inure to the benefit of and be on behalf of Licensor. Licensee shall use the Licensor Marks so that they create a separate and distinct impression from any other trademark that may be used or affixed to materials bearing the Licensor Marks or used in connection with services provided under the Licensor Marks.

     5.  PROPRIETARY  RIGHTS

               5.1  Ownership.  Spinway  is and shall remain  the  owner  of all
                    ---------
Intellectual Property rights in and to the Spinway Service. Nettaxi is and shall remain the owner of its customer list and Nettaxi's World Wide Web property, including but not limited to ownership of all copyrights, images and other intellectual property rights therein.

               5.2  Reservation  of  Rights.  Each  party  reserves  all  rights
                    ------------------------
not otherwise granted in this Agreement. Nettaxi acknowledges and agrees that nothing in this Agreement shall be construed to grant Nettaxi any rights in and to the Spinway Service. Spinway acknowledges and agrees that nothing in this Agreement shall be construed to grant Spinway any rights in and to the Nettaxi Site.

     6.  CONFIDENTIALITY

               6.1  Confidential  Information.  Each  party  to  this Agreement
                    --------------------------
treat  as  confidential  all  material  non-public  information  (collectively
"Confidential Information"). Neither party shall use such Confidential Information except as set forth herein, and shall not divulge, disclose or discuss such Confidential Information with any third party without the prior written consent of an authorized representative of the other party. Without limiting the foregoing, each of the parties shall use at least the same degree of care that it uses to prevent disclosure of its own confidential information of like importance. The above obligations of confidentiality hereunder shall not apply to any communication or information that: (a) was publicly known at the time of its receipt or has become publicly known other than by a breach of this Agreement, (b) was already known or independently developed without obligation to keep it confidential, at the time of its receipt, (c) was received in good faith from a third party lawfully in possession thereof and having no obligation to keep such communication or information confidential, or (d) is required to be disclosed under operation of law or governmental process. Neither party shall use any Confidential Information for any purpose other than the performance of this Agreement

               6.2 Upon the expiration or termination of this Agreement, all Confidential Information (i) shall be returned to the disclosing party or (ii) the recipient shall execute a written certification that all confidential information has been destroyed.

               6.3 The parties agree that the breach of any of the obligations contained in this section 6 is a material breach of this Agreement that may cause irreparable harm to the nonbreaching party justifying both legal and equitable relief.

     7.  WARRANTIES

               7.1  Mutual  Representations.  Each  party  hereby represents and
                    -----------------------
warrants to the other party that neither its performance of its obligations under this Agreement nor the other party's exercise of the licenses granted to the other party in this Agreement infringes upon the Intellectual Property rights of any person or entity. Spinway hereby represents and warrants that it's services will conform to any specifications provided herein.

               7.2  Disclaimer.  EXCEPT  FOR  THE  WARRANTIES SET FORTH IN  THIS
                    ----------
SECTION,NEITHER PARTY MAKES ANY OTHER WARRANTY, EXPRESS OR IMPLIED TO THE OTHER PARTY.EACH PARTY HEREBY DISCLAIMS THE IMPLIED WARRANTIES OF NON-INFRINGEMENT OF THIRDPARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     8. LIMITATION OF LIABILITY. EXCEPT FOR LIABILITY ARISING UNDER SECTION 6- ("CONFIDENTIALITY") OR SECTION 9- ("INDEMNIFICATION"), IN NO EVENT SHALL
EITHER PARTY BE LIABLE TO OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) ARISING OUT OF THIS AGREEMENT (WHETHER FOR BREACH OF CONTRACT, TORT, STRICT LIABILITY OR NEGLIGENCE) OR ITS TERMINATION AND IRRESPECTIVE OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

     9.  INDEMNIFICATION

               9.1  IP  Indemnification  by  Nettaxi.  Nettaxi  will  defend,
                    ---------------------------------
indemnify and hold Spinway harmless against any liabilities, obligations, claims, costs, reasonable expenses, whether direct, indirect or consequential (including without limitation interest, penalties and reasonable attorney's fees), fines, taxes, levies, imposts, assessment, demands, damages or judgments of any kind or nature (including without limitation administrative and judicial orders and consents, stipulations and other forms of resolution of administrative or judicial action) that Nettaxi infringes a copyright or patent or other intellectual property right of any third party, provided that: (a) Spinway promptly notifies Nettaxi in writing of the claim and (b) Nettaxi has sole control of the defense and all related settlement negotiations. Nettaxi will reimburse Spinway's reasonable out-of-pocket expenses incurred in providing any assistance to Nettaxi under this Section.

               9.2  IP  Indemnification  by  Spinway.  Spinway  will  defend,
                    ---------------------------------
indemnify and hold Provider harmless against any liabilities, obligations, claims, costs, demands, damages or judgments that Spinway's Service infringes a copyright or patent or other intellectual property right of any third party, provided that: (a) Nettaxi promptly notifies Spinway in writing of the claim and
(b) Spinway has sole control of the defense and all related settlement negotiations. Spinway will reimburse Nettaxi's reasonable out-of-pocket expenses incurred in providing any assistance to Spinway under this Section.

               9.3  Mutual  Indemnification.  The  parties  hereby  agree  to
                    ------------------------
indemnify and hold the other party harmless from any and all liability, cost, and expense, including reasonable outside attorney's fees, which the parties may suffer or incur by reason of the other party's breach of any of it warranties, representations and agreements hereunder.

     10.  TERM  AND  TERMINATION

               10.1  Term.  This Agreement shall be effective from the Effective
                     ----
Date and shall continue in effect for twenty-four (24) months from the Effective Date unless this Agreement is terminated in accordance with the provisions set forth below. This Agreement shall automatically renew for successive one-year terms unless (a) either party provides the other party written notice of termination at least sixty (60) days prior to the expiration of the then current term of (b) terminated in accordance with Section 10.2. The initial term and all renewal terms are collectively referred to in this Agreement as the "Term."
                                                                          ----

               10.2  Termination for Cause.  If  either  party  is  in  material
                     ---------------------
breach ofthe terms of this Agreement, the non-breaching party may give written notice of such breach to the breaching party and an opportunity to cure the breach withinthirty (30) days. If such breach is not cured within such thirty
(30) day period, the non-breaching party may immediately terminate this Agreement by subsequent written notice to the party in breach.

               10.3  Survival.  The  following  Sections  shall  survive  the
                     --------
termination or expiration of this Agreement: Sections 5 ("Proprietary Rights"), 6 ("Confidentiality"), 8 ("Limitation of Liability"), 9 ("Indemnification"), 10 ("Term and Termination"), and 11 ("Miscellaneous").

               10.4  Customer  Disposition  in  the  event  of Termination. Upon
                     ------------------------------------------------------
termination, Spinway and Nettaxi shall compete for the ISP service for each individual customer. Spinway agrees that they will not provide the customer list generated from this agreement to any competitive party of Nettaxi or any party wishing to solicit community based services or community based membership in connection with Nettaxi. Spinway's ISP services and agrees that their offer will not include any services competitive to Nettaxi. In the event that Spinway terminates this Agreement for reasons other than cause at the conclusion of the initial twenty-four (24) month term, Spinway agrees that it will be bound by the revenue share set forth in Section 6 of Schedule A for the twelve (12) month period following Spinway's termination for the users on the Service at the time of Spinway's termination.

     11.  MISCELLANEOUS

               11.1 (a) NOTICES. All notices, communications or statements given, required or permitted to be given under this Agreement shall be in writing and deemed to have been sufficiently given when sent by overnight express delivery, delivered in person or by confirmed telecopy to be follow-up by an original copy, or by registered or certified mail, postage prepaid, return receipt requested, to the address of the respective parties set forth in the first paragraph of this Agreement or such successor address as the parties may designate in writing. (b) RELATIONSHIP. Spinway and Nettaxi are independent contractors and neither party is the legal representative, agent, joint venture, partner, or employee of the other party for any purpose whatsoever. (c) GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by, subject to, and construed in accordance with the internal laws of the State of California, excluding the application of its conflict or choice of law provisions. Except for either party's right to pursue injunctive relief in any court of competent jurisdiction, any legal action or proceeding relating to this Agreement shall be initiated and resolved in a state or federal court in Santa Clara County, California. (d) PREVAILING PARTY. In any arbitration or judicial proceeding between Spinway and Nettaxi arising out of or relating to this Agreement, the prevailing party shall be entitled to recover all reasonable expenses incurred as a result of the proceeding, including reasonable attorneys' fees. (e) WAIVER AND SEVERABILITY. No failure or delay on the part of either party in exercising any right or remedy hereunder will operate as a waiver thereof or any other provision. No provision of this Agreement may be waived except in a writing signed by the party granting such waiver. In the event that any provision of this Agreement is unenforceable or invalid such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole. (f) ASSIGNMENT. In the event that either party merges or is acquired by another company, the terms and contractual obligations of the parties to this Agreement shall remain in effect. Absent of change of control or ownership, neither this Agreement nor any rights or obligations in this Agreement may be assigned or delegated by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. (g) HEADINGS. The section headings in this Agreement are inserted as a matter of convenience and in no way define, limit, or describe the scope of extent of such section, or affect the interpretation of this Agreement. (h) COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall constitute one single agreement between the parties.

               11.2  Entire  Agreement.  This  Agreement  and the SCHEDULE A AND
                     -----------------                            --------------
SCHEDULE  B  attached  hereto,  which  are  hereby  incorporated  by  reference,
-----------
constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any prior or collateral agreements, whether oral or written, with respect to the subject matter hereof with the exception of any prior confidentiality agreements between the parties. This Agreement may only be amended or modified by mutual agreement of authorized representatives of parties in writing.

     12.  DEFINITIONS

               12.1 "Intellectual Property" means copyright rights, trademark rights, patent rights, trade secrets, moral rights, right of publicity, authors' rights, contract and licensing rights, goodwill and all other intellectual property rights as may exist now and/or hereafter come into existence, and all renewals and extensions thereof, regardless of whether such rights arise under the law of the United States or any other state, country or jurisdiction.

               12.2 "Link" means a hypertext link directly between sites on the World Wide Web, which may be initiated by clicking an icon, logo, button, image or text.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement as of the Effective Date set forth below.
"NETTAXI":  NETTAXI,  INC.                   "SPINWAY": SPIN MEDIA NETWORK, INC.
By:   /s/                                    By:   /s/
     ------------------------------              -------------------------------
Name:   /s/                                  Name:   /s/
       ----------------------------                -----------------------------
Title:   /s/                                 Title:   /s/
        ---------------------------                 ----------------------------
Address:                                     Contact:
        ---------------------------                  ---------------------------
Contact:                                     Effective  Date:
        ---------------------------                          -------------------